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                                                                   Exhibit 10.32
                     FEBRUARY 1999 AMENDMENT AND WAIVER AS
                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                    ----------------------------------------

     THIS AMENDMENT, dated as of the 19th day of February, 1999 among MOVADO GROUP, INC., a New York corporation (the "Borrower"); each of the Lenders which is a signatory to the Credit Agreement referred to below; THE CHASE MANHATTAN BANK, as Agent, as Swingline Bank and as Issuing Bank; and FLEET BANK, N.A., as Co-Agent.

                             PRELIMINARY STATEMENTS
                             ----------------------

     A. Reference is made to the Amended and Restated Credit Agreement date as of July 23, 1997 (the "Original Credit Agreement") among the Borrower, the Lenders signatory thereto, The Chase Manhattan Bank, as Agent, as Swingline Bank and as Issuing Bank, and Fleet Bank, N.A., as Co-Agent. The Original Credit Agreement was amended by an Amendment date as of August 5, 1997 and by a June 1998 Amendment dated as of June 10, 1998 and by an Amendment and Waiver dated as of November 17, 1998. The Original Credit Agreement, as so amended, will be called herein the "Credit Agreement". All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Credit Agreement.

     B. The Borrower has requested that certain provisions of the Credit Agreement be amended or waived.

     NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

ARTICLE 1.  PARTICULAR AMENDMENTS
            ---------------------

     Section 1.1  Capital Expenditures. Section 9.05 of the Credit Agreement is
                  --------------------
hereby amended to read as follows:

     "The Borrower shall not permit Consolidated Capital Expenditures to exceed $10,000,000 during any fiscal year (on an noncumulative basis), except that with respect to the fiscal year ending January 31, 1999 Consolidated Capital Expenditures shall not exceed $12,500,000; nor shall the Borrower permit Consolidated Capital Expenditures to exceed $30,000,000 during the period from the Closing Date until the Maturity Date."

     Section 1.2.  Reporting as to Special Transaction. (a) With respect to the
                   -----------------------------------
Special Transaction only, the Banks hereby waive the requirement (contained in clause (c) of the definition of "Designated Sales" in Section 1.01 of the Credit Agreement) that the Borrower provide the financial statements and certificate described in such clause (c) to the Agent at least 20 days before the effective date of the sale comprising the Special Transaction.

          (b) The Borrower covenants and agrees to provide to the Agent, within 20 days after the effective date of the sale comprising the Special Transaction, the financial statements and certificate described in the aforesaid clause (c).

          (c) The Borrower represents and warrants to the Bank that the Borrower, as of the date hereof, reasonably and in good faith believes that the sale comprising the Special Transaction will not result in a Default immediately after the consummation of such sale.



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     Section 1.3.  Prepayment Threshold for Special Transaction.  Clause (a) of
the definition of "Designated Sales" in Section 1.01 of the Credit Agreement is hereby amended by changing the amount of "$30,000,000" to "$31,500,000" (in each of the two places in which such amount appears in such clause).

ARTICLE 2.  MATTERS GENERALLY

     Section 2.1. Representations and Warranties. The Borrower hereby represents and warrants that:

               (a) All the representations and warranties set forth in the Credit Agreement are true and complete on and as of the date hereof (with the same effect as though made on and as of such date).

               (b) No Default or Event of Default exists.

               (c) The Borrower has no offset or defense with respect to any of its obligations under the Credit Agreement or any of the Notes or any other Facility Document, and no claim or counterclaim against any Lender, the Swingline Bank, the Issuing Bank, the Agent or the Co-Agent whatsoever (any such offset defense, claim or counterclaim as may now exist being hereby irrevocably waived by the Borrower).

               (d) This Amendment and Waiver has been duly authorized, executed and delivered by the Borrower.

     Section 2.2. Guarantor Consent. The Guarantors shall execute this Amendment and Waiver in the space provided below to indicate their consent to the terms of this Amendment and Waiver.

     Section 2.3. Expenses. The Borrower shall pay all reasonable expenses incurred by the Agent in connection with this Amendment and Waiver, including (without limitation) the fees and disbursements of counsel for the Agent.

     Section 2.4. Continuing Effect. Except as otherwise expressly provided in this Amendment and Waiver, all the terms and conditions of the Credit Agreement shall continue in full force and effect. All the Facility Documents also shall continue in full force and effect.

     Section 2.5. Entire Agreement. This Amendment and Waiver constitutes the entire agreement of the parties hereto with respect to an amendment or waiver of the Credit Agreement pertaining to the subject matter hereof, and it supersedes and replaces all prior and contemporaneous agreements, discussions and understandings (whether written or oral) with respect to such amendment and waiver.

     Section 2.6. Counterparts. This Amendment and Waiver may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     Section 2.7. Effectiveness. This Amendment and Waiver shall not become effective unless and until it shall have been executed and delivered by all the parties hereto (which execution and delivery may be evidenced by telecopies).


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and
Waiver as of the day and year first above written.


                                    MOVADO GROUP, INC.



                                    By:_________________________________
                                       John Rooney
                                       Corporate Controller



                                    THE CHASE MANHATTAN BANK, as Agent,
                                    as Lender, as Swingline Bank and as
                                    Issuing Bank


                                    By:       /s/ Leonard Noll
                                       ----------------------------------
                                       Name   (Print): Leonard Noll
                                       Title: VP



                                    FLEET BANK, N.A., as Co-Agent and as
                                    Lender



                                    By:_________________________________
                                       Name   (Print):
                                       Title:



                                    MARINE MIDLAND BANK


                                    By:_________________________________
                                       Name   (Print):
                                       Title:




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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and
Waiver as of the day and year first above written.


                                    MOVADO GROUP, INC.



                                    By:_________________________________
                                       John Rooney
                                       Corporate Controller



                                    THE CHASE MANHATTAN BANK, as Agent,
                                    as Lender, as Swingline Bank and as
                                    Issuing Bank


                                    By:
                                       ----------------------------------
                                       Name   (Print):
                                       Title:



                                    FLEET BANK, N.A., as Co-Agent and as
                                    Lender



                                    By:     /s/ Christian J. Covello
                                       ----------------------------------
                                       Name  (Print): Christian J. Covello
                                       Title: Vice President



                                    MARINE MIDLAND BANK


                                    By:_________________________________
                                       Name   (Print):
                                       Title:




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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and
Waiver as of the day and year first above written.


                                    MOVADO GROUP, INC.



                                    By:_________________________________
                                       John Rooney
                                       Corporate Controller



                                    THE CHASE MANHATTAN BANK, as Agent,
                                    as Lender, as Swingline Bank and as
                                    Issuing Bank


                                    By:
                                       __________________________________
                                       Name   (Print):
                                       Title:



                                    FLEET BANK, N.A., as Co-Agent and as
                                    Lender



                                    By:_________________________________
                                       Name   (Print):
                                       Title:



                                    MARINE MIDLAND BANK


                                    By:       /s/ Diane M. Zieske
                                       ----------------------------------
                                       Name  (Print): Dian M. Zieske
                                       Title: Assistant Vice President



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                                       THE BANK OF NEW YORK

                                       By:        /s/ Linda M. Coppa
                                          ---------------------------------
                                          Name (Print): Linda M. Coppa
                                          Title:        Vice President


                                       CREDIT SUISSE FIRST BOSTON

                                       By:
                                          ---------------------------------
                                          Name (Print):
                                          Title:

                                       By:
                                          ---------------------------------
                                          Name (Print):
                                          Title:



CONSENTED TO:

SWISSAM INC., as Guarantor


By:
   ---------------------------------
   Name (Print):
   Title:


NAW CORPORATION, as Guarantor

By:
   ---------------------------------
   Name (Print):
   Title:


NAWC CORUM CORPORATION, as Guarantor

By:
   ---------------------------------
   Name (Print):
   Title:


MOVADO CORPORATION, as Guarantor

By:
   ---------------------------------
   Name (Print):
   Title:



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                                               THE BANK OF NEW YORK


                                               By: ---------------------------
                                                   Name (Print):
                                                   Title:


                                               CREDIT SUISSE FIRST BOSTON


                                               By: /s/ Karl M. Studer
                                                   ---------------------------
                                                   Name (Print): Karl M. Studer
                                                   Title: Director



                                               By: /s/ Jamier Model
                                                   ---------------------------
                                                   Name (Print): Jamier Model
                                                   Title: Associate


CONSENTED TO:

SWISSAM INC., as Guarantor


By: ---------------------------
    Name (Print):
    Title:


NAW CORPORATION, as Guarantor


By: ---------------------------
    Name (Print):
    Title:


NAWC CORUM CORPORATION, as Guarantor


By: ---------------------------
    Name (Print):
    Title:


MOVADO CORPORATION, as Guarantor


By: ---------------------------
    Name (Print):
    Title:


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                                               THE BANK OF NEW YORK


                                               By: ---------------------------
                                                   Name (Print):
                                                   Title:


                                               CREDIT SUISSE FIRST BOSTON


                                               By: ---------------------------
                                                   Name (Print):
                                                   Title:



                                               By: ---------------------------
                                                   Name (Print):
                                                   Title:


CONSENTED TO:

SWISSAM INC., as Guarantor

By: /s/ Timothy F. Mizhno
    ---------------------------
    Name (Print): Timothy F. Mizhno
    Title: Secretary


NAW CORPORATION, as Guarantor

By: /s/ Timothy F. Mizhno
    ---------------------------
    Name (Print): Timothy F. Mizhno
    Title: Secretary


NAWC CORUM CORPORATION, as Guarantor

By: /s/ Timothy F. Mizhno
    ---------------------------
    Name (Print): Timothy F. Mizhno
    Title: Secretary


MOVADO CORPORATION, as Guarantor

By: /s/ Timothy F. Mizhno
    ---------------------------
    Name (Print): Timothy F. Mizhno
    Title: Secretary


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